SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant   /X/
    Filed by a Party other than the Registrant  / /

    Check the appropriate box:
    / /      Preliminary Proxy Statement
    / /      Confidential, for Use of the Commission Only (as
             permitted by Rule 14a-6(e)(2))
    /X/      Definitive Proxy Statement
    / /      Definitive Additional Materials
    / /      Soliciting Material Pursuant to Section 240.14a-11(c)
             or Section 240.14a-12

                               STATE BANCORP, INC.
       -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


       -------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   /X/    No fee required.

   / /    $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)
          or Item 22(a)(2)of Schedule 14A.
   / / $500 per each party to the controversy pursuant to Exchange Act Rule 14(a)-6(i)(3).
   / /    Fee computed on table below per Exchange Act Rules 14a-
          6(i)(4)and 0-11.
          1)   Title of each class of securities to which transaction applies:

               ----------------------------------------------------------------
          2)   Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ----------------------------------------------------------------
          4)   Proposed maximum aggregate value of transaction:

               ----------------------------------------------------------------
          5)   Total fee paid:

               ----------------------------------------------------------------
   / /    Fee paid previously with preliminary materials.
   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

               ----------------------------------------------------------------
          2)   Form, Schedule or Registration Statement No.:

               ----------------------------------------------------------------
          3)   Filing Party:

               ----------------------------------------------------------------
          4)   Date Filed:

               ----------------------------------------------------------------

                              STATE BANCORP, INC.
                              699 Hillside Avenue
                         New Hyde Park, New York 11040
                                 (516) 437-1000


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



To the Stockholders of STATE BANCORP,INC.:

At the direction of the Board of Directors of State Bancorp, Inc. (the "Company"), NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the Company will be held at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, on April 27, 2004 at 10:00 A.M. (local time), for the following purposes:

1. To elect four (4) directors.

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 19, 2004 as the record date for determination of Stockholders entitled to notice of and to vote at the meeting, and only Stockholders of record on said date will be entitled to receive notice of and to vote at said meeting.

                                              By order of the Board of Directors


                                              Brian K. Finneran, Secretary

March 24, 2004

IMPORTANT - WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT, PLEASE VOTE PROMPTLY BY SUBMITTING YOUR PROXY BY INTERNET OR BY SIGNING, DATING AND RETURNING YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.

                              2004 PROXY STATEMENT

                              STATE BANCORP, INC.
                              699 Hillside Avenue
                         New Hyde Park, New York 11040
                                 (516) 437-1000

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                           To be Held April 27, 2004


                              GENERAL INFORMATION


This Proxy Statement and the accompanying form of proxy are being furnished to the shareholders (the "Stockholders") of State Bancorp, Inc. (the "Company"), a New York State corporation, in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on April 27, 2004 at 10:00 A.M. (local time) at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, and at any adjournments thereof.

The approximate date on which this Proxy Statement and form of proxy are being first sent or given to the Stockholders is March 24, 2004.

The Proxy
---------

Your Proxy is solicited by the Board of Directors of the Company for use at the Meeting and at any adjournments thereof.

If you hold your shares in your own name as an owner of record, you may vote your shares either in person or by proxy. If you wish to vote by proxy, you must do one of the following:

(a) complete the enclosed proxy card and mail it in the envelope provided, or

(b) use the Internet to vote by pointing your browser to www.eproxy.com/stb/; have your proxy card in hand as you will be prompted to enter your control number and to create and submit an electronic vote. The deadline for Internet voting is 12 noon, Eastern Time on April 26, 2004.

If you wish, you can vote your shares in person by attending the meeting. You will be given a ballot at the meeting to complete and return.

If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Meeting and is not revoked prior to or at the Meeting, all shares represented thereby will be voted at the Meeting and, where instructions have been given by the Stockholder, will be voted in accordance with such instructions. As stated in the form of proxy, if the Stockholder does not otherwise specify, his or her shares will be voted for the election of the nominees set forth in this Proxy Statement as directors of the Company. The solicitation of proxies will be by mail or facsimile, but proxies may also be solicited by telephone, telegraph or in person by officers and other employees of the Company and its wholly-owned subsidiary, STATE BANK OF LONG ISLAND (the "Bank") and wholly-owned subsidiaries of the Bank. The entire cost of this solicitation will be borne by the Company or the Bank. Should the Company, in order to solicit proxies, request the assistance of other financial institutions, brokerage houses or other custodians, nominees or fiduciaries, the Company will reimburse such persons for their reasonable expenses in forwarding the forms of proxy and proxy material to Stockholders. A Stockholder may revoke his proxy at any time prior to exercise of the authority conferred thereby, either by written notice received by the Bank or by the Stockholder's oral revocation at the Meeting. Such written notice should be mailed to Brian K. Finneran, Secretary, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040. Attendance at the Meeting will not in and of itself revoke a proxy.

Capital Stock Outstanding and Record Date
-----------------------------------------

The Board of Directors has fixed the close of business on March 19, 2004 as the record date for determination of Stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on such date, there were outstanding and entitled to vote at the Meeting 8,586,823 shares, par value $5 per share, of the Company's Common Stock (the "Company Stock"), its only issued class of stock. The Company Stock is listed on the American Stock Exchange ("AMEX"). Each of the outstanding shares of the Company Stock is entitled to one vote at the Meeting with respect to each matter to be voted upon. There will be no cumulative voting of shares for election of directors or any other matter to be considered at the Meeting. There are no rights of appraisal or other similar rights granted to dissenting Stockholders with regard to any matters to be acted upon at the Meeting. A majority of the outstanding shares of Company Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Meeting for the transaction of business.

A Stockholder may, with respect to the election of directors: (i) vote for the election of all four nominees; (ii) withhold authority to vote for all such nominees; or (iii) withhold authority to vote for any of such nominees by so indicating in the appropriate space on the proxy. Directors shall be elected by a plurality of the votes cast by Stockholders holding shares of Company Stock entitled to vote for the election of directors.

Consequently, votes that are withheld in the election of directors and broker non-votes will have no effect on the election.

The Company does not expect any additional matters to be presented for a vote at the Meeting. However, if you grant a proxy, the persons named as proxy holders will have the discretionary authority to vote on any additional matters properly presented for a vote at the Meeting.

Principal Officers
------------------

The names and positions of the current executive officers of the Company are as follows:

            Name                                 Position (and served since)
            ----                                 ---------------------------

 Thomas F. Goldrick, Jr.                         Chairman (1990)

 Daniel T. Rowe                                  President (1997)

 Richard W. Merzbacher                           Vice Chairman (1997)

 Brian K. Finneran                               Secretary and Treasurer (1997)

The age and five-year employment history of each executive officer of the Company is set forth in the following section concerning the executive officers of the Bank.

All executive  officers of the Company and the Bank are serving  one-year terms.

The names, ages and positions of the current executive officers of the Bank are as follows:

Name                                Age         Position (and served since)
----                                ---         ---------------------------

Thomas F. Goldrick, Jr.             63          Chairman (1990)

Richard W. Merzbacher               55          President (1997)

Daniel T. Rowe                      54          Vice Chairman (1997)

Frederick C. Braun, III             62          Executive Vice President (1997)

Brian K. Finneran                   46          Executive Vice President (1997)

All of the current executive officers of the Bank have been employed by the Bank for at least the previous five years.


                             MANAGEMENT REMUNERATION

Remuneration During the Prior Three Fiscal Years
------------------------------------------------

The following table sets forth the aggregate remuneration for services in all capacities paid by the Company and the Bank, for the fiscal year ended December 31, 2003 and for each of the two previous fiscal years, to the chief executive officer and to each of the four most highly compensated executive officers of the Company or the Bank, other than the chief executive officer, whose aggregate direct remuneration exceeded $100,000 for such year, for services rendered to the Company or the Bank.



                                                Summary Compensation Table


                                Annual Compensation                     Long Term Compensation
                         --------------------------------         ---------------------------------------------

                                                                         Awards           Payouts
                                                                         ------           -------
                                                   Other                                                All
                                                   Annual         Restricted Securities                 Other
                                                   Compen-           Stock   Underlying     LTIP        Compen-
                Year     Salary        Bonus       sation            Awards    Options     Payouts      sation
                           ($)       ($)(2)(3)     ($)(4)             ($)        (#)        ($)          ($)
----------------------------------------------------------------------------------------------------------------



Thomas F.       2003   420,000 (1)    194,744      8,400             -0-       5,000         -0-       20,063 (5)
Goldrick, Jr.                                                                                          21,920 (6)
Chairman        2002   395,000 (1)    176,121      9,800             -0-       5,600         -0-       20,064 (5)
and Chief                                                                                              21,820 (6)
Executive       2001   395,000 (1)    182,753      9,800             -0-       8,000         -0-       20,063 (5)
Officer                                                                                                19,462 (6)

Richard W.      2003   275,000        120,453      8,400             -0-       5,000         -0-        5,537 (5)
Merzbacher                                                                                             21,920 (6)
President/Vice  2002   250,000        108,142      9,800             -0-       5,600         -0-        5,531 (5)
Chairman                                                                                               21,820 (6)
                2001   250,000        144,387      9,100             -0-       8,000         -0-        5,537 (5)
                                                                                                       19,462 (6)

Daniel T. Rowe  2003   275,000        120,560      8,400             -0-       5,000         -0-        5,248 (5)
Vice Chairman/                                                                                         21,920 (6)
President       2002   250,000        108,040      9,800             -0-       5,600         -0-        5,242 (5)
                                                                                                       21,820 (6)
                2001   250,000        144,387      9,800             -0-       8,000         -0-        5,248 (5)
                                                                                                       19,462 (6)

Frederick C.    2003   215,000         99,469      -0-               -0-       5,000         -0-        4,163 (5)
Braun, III                                                                                             21,920 (6)
Executive Vice  2002   190,000         87,064      -0-               -0-       5,600         -0-        4,164 (5)
President                                                                                              21,820 (6)
                2001   190,000        105,278      -0-               -0-       8,000         -0-        2,661 (5)
                                                                                                       19,462 (6)

Brian K.        2003   215,000 (1)     99,645      -0-               -0-       5,000         -0-        1,111 (5)
Finneran                                                                                               21,920 (6)
Executive Vice  2002   190,000 (1)     87,030      -0-               -0-       5,600         -0-        1,116 (5)
President/                                                                                             21,820 (6)
Secretary and   2001   190,000 (1)    104,371      -0-               -0-       8,000         -0-          736 (5)
Treasurer                                                                                              19,462 (6)


(1) A portion of the salary of Mr. Goldrick and of Mr. Finneran for 2001, 2002 and 2003 has been deferred and is reflected in the amount shown. The amount deferred accrues interest, during each calendar month, at the Bank's Prime Rate as in effect on the first day of such calendar month.

(2) The amount shown reflects bonus earned in the fiscal year shown but paid in the following year.

(3)  The  amount  shown  includes   deferred   compensation   (see   "Management
Remuneration: Deferred Compensation Plans").



                                       4



(4) Director's fees (see page 17).

The value of personal benefits which might be attributable to normal management or executive personal benefits cannot be specifically or precisely determined; however, Management does not believe that such value would exceed, for any named individual, 10% of such individual's salary and bonus shown on the table.

(5) A death benefit, funded by life insurance, is provided in an amount equal to three times annual salary. Amounts shown reflect premiums paid for life insurance on the executive officers listed including the portion of the premium paid pursuant to a split-dollar arrangement.

(6) Amounts shown reflect the Company's contributions to the Employee Stock Ownership Plan and 401(k) Plan set aside or accrued during the year.


Compensation Pursuant to Plans
------------------------------

Employee Stock Ownership Plan. In 1988, sponsorship of the Bank's defined contribution Retirement Plan was transferred to the Company and the Plan was amended and restated as an Employee Stock Ownership Plan ("ESOP"). Company contributions to the ESOP represent a minimum of three percent of an employee's annual gross compensation. Employees become twenty percent vested after two years of employment, with full vesting taking place upon completion of six years of employment.

401(k) Plan. The Bank maintains a 401(k) Plan that covers substantially all full-time employees. Employees may contribute up to sixteen percent of annual gross compensation. One-half of employee contributions are matched, to a maximum of three percent of an employee's annual gross compensation, by Bank contributions. Employees are fully vested in both their own and Bank contributions.

Change of Control Employment Agreements. The Company has entered into certain employment agreements with each of Thomas F. Goldrick, Jr., Chairman of the Company and of the Bank, Daniel T. Rowe, President of the Company and Vice Chairman of the Bank, Richard W. Merzbacher, Vice Chairman of the Company and President of the Bank, Frederick C. Braun III, Executive Vice President of the Bank, and Brian K. Finneran, Secretary/Treasurer of the Company and Executive Vice President of the Bank. Under these agreements, each of these officers has agreed to remain employed by the Company for a specified period after a "change of control" of the Company ("Employment Period") at an annual base salary at least equal to twelve times the highest monthly base salary paid to such officer during the twelve-month period immediately preceding the month in which the change of control occurs. In addition, each such officer will be awarded an annual cash bonus for each fiscal year ending during the Employment Period equal to such officer's highest bonus for the last three full fiscal years prior to the change of control (annualized in the event that such officer was not employed by the Company for the whole of such fiscal year) (the "Recent Annual Bonus"). If such officer resigns for good reason during his or her Employment Period, or such officer's employment is terminated other than for cause or disability during that period, then the Company will be obligated to pay to such officer a lump-sum amount equal to the sum of (i) certain accrued obligations of the Company to such officer through the date of termination, including a prorated bonus based upon the higher of the Recent Annual Bonus and the bonus for the most recent fiscal year during the Employment Period (annualized in the event that such officer was not employed by the Company for the whole of such fiscal year) (such higher amount, the "Highest Annual Bonus"), (ii) three times (two times in the case of Messrs. Braun and Finneran) the sum of such officer's annual base salary and Highest Annual Bonus and (iii) an amount designed to provide such officer with the equivalent of three years (two years in the case of Messrs. Braun and Finneran) of accrual of benefits under the ESOP and the Deferred Compensation Plans by and between the Bank and such officer. Such officer will also be entitled to continued employee benefits for a period of three years (two years in the case of Messrs. Braun and Finneran) after the date of termination.

Deferred Compensation Plans. The Bank has in effect a non-qualified deferred compensation plan (each, a "Plan") for each officer for whom contributions under the ESOP and the 401(k) Plan are limited by the applicable provisions of the Internal Revenue Code. Each Plan provides for a credit to an account for each such officer of an amount equal to the excess of: (A) the amount of the contribution to the ESOP and the 401(k) Plan for such officer in the absence of such Internal Revenue Code limitations over (B) the actual amount of such contribution. The amount credited to each Plan accrues interest, during each calendar month, at the Bank's Prime Rate as in effect on the first day of such calendar month.

The Bank also permits certain of its officers to elect to defer payment of all or a portion of their bonus. The amount deferred accrues interest during each calendar month at the Bank's Prime Rate as in effect on the first day of such calendar month.

Stock Option Plans. The following tables show, as to the chief executive officer and executive officers previously named, information with respect to options granted to and exercised during the fiscal year ended December 31, 2003 and as to unexercised options held at the end of such fiscal year and the dollar value of such unexercised options.



                Option Grants in Last Fiscal Year(1)

                                                                 Potential
                                                                 realizable
                                                                 value at
                                                                 assumed annual
                                                                 rates of stock
                                                                 price apprecia-
                                                                 tion for option
                     Individual Grants                           term (2)
             ------------------------------------------------------------------
                         Percent
                         of total
                         options
                         granted
                         to           Exercise
             Options     employees    or base    Expir-
             Granted     in fiscal    price      ation
Name         (#)(3)      year(%)      ($/Share)  date        5%($)      10%($)
--------------------------------------------------------------------------------

Thomas F.
Goldrick,
Jr.           5,000        4.00         18.00     2/24/13    56,601     143,437

Richard W.
Merzbacher    5,000        4.00         18.00     2/24/13    56,601     143,437

Daniel T.
Rowe          5,000        4.00         18.00     2/24/13    56,601     143,437

Frederick C.
Braun, III    5,000        4.00         18.00     2/24/13    56,601     143,437

Brian K.
Finneran      5,000        4.00         18.00     2/24/13    56,601     143,437

(1) The options discussed above were granted under one or more of the Company's 1994 Incentive Stock Option Plan, the Company's 1999 Incentive Stock Option Plan or the Company's Stock Option Plan (2002), each of which is administered by the Stock Option Committee of the Board. Such options may be granted to any key employee of the Company or a subsidiary. The option price may not be less than 100% of the fair market value or book value, whichever is greater, of the Company Stock at the time of grant. The options are "Incentive Stock Options" within the meaning of Section 422A of the Internal Revenue Code. No option may have a life of more than 10 years from the date of grant.

(2) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and are not an estimate or projection of future prices for Company Stock.

(3) These options are subject to a five-year vesting schedule (0% the first year and 25% in each of the following four years).




                       Aggregated Option Exercises in Last
                  Fiscal Year and Fiscal Year-End Option Values

                                                                Value of
                                                Number of       unexercised
                                                unexercised     in-the-money
                                                options         options
                                                at fiscal       at fiscal
                    Shares                      year-end        year-end
                    Acquired                      # (1)           $ (2)
                    on             Value        -----------     -------------
                    Exercise       Realized     Exercisable/    Exercisable/
Name                  (#)           ($)         unexercisable   unexercisable
--------------------------------------------------------------------------------

Thomas F.
Goldrick, Jr.       4,957          55,114       23,985/15,293   303,660/140,213

Richard W.
Merzbacher          3,606          35,046       18,645/15,293   216,431/140,213

Daniel T.
Rowe                9,288         113,643       12,963/15,293   129,690/140,213

Frederick C.
Braun, III          1,318          14,654       20,514/15,293   247,098/140,213

Brian K.
Finneran             -0-            -0-         20,514/15,293   247,098/140,213



(1) Amounts shown reflect adjustments made by reason of the payment of stock dividends and stock splits since the respective dates of the option grants.

(2) Represents the difference between the exercise price of the options and the closing price of Company Stock on December 31, 2003 of $24.26 per share.


The Bank maintains several contributory and non-contributory medical and disability plans covering all officers as well as all full-time employees.

At present, the directors and officers of the Company are not separately compensated for services rendered by them to the Company, and it is presently contemplated that such will continue to be the policy of the Company.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

The Company established a Compensation Committee on April 29, 2003, which consists of J. Robert Blumenthal, Arthur Dulik, Jr., Joseph F. Munson, John F. Picciano, Suzanne H. Rueck and Jeffrey S. Wilks. The members of the Company's Compensation Committee also serve as members of the Compensation Committee of the Bank. Thomas F. Goldrick, Jr., the Chairman and Chief Executive Officer of both the Company and the Bank, was never a member of the Company's Compensation Committee, and ceased to serve as a member of the Bank's compensation committee on April 29, 2003. For purposes of convenience, the Compensation Committees of both the Bank and the Company will hereinafter be referred to collectively as the "Compensation Committee." The Compensation Committee is authorized to review and recommend to the Boards of Directors of the Bank and the Company compensation levels of both Company and Bank directors and officers. The Compensation Committee of the Bank held one (1) meeting in 2003 from January 1 through April 29, 2003, and the Compensation Committee met jointly one (1) time beginning April 29, 2003 through December 31, 2003.

Compensation Committee Report on Executive Compensation
-------------------------------------------------------

Cash compensation policies applicable to the Company's and the Bank's executive officers are reviewed as regards the separate components of base salary and supplemental compensation. Both components of cash compensation are viewed in consideration of the Company's performance during the most recent fiscal year, and as compared with its selected peers operating within the Company's geographical market area. Base compensation is subject to the performance evaluation of Compensation Committee members, giving consideration to various competitive influences. Supplemental compensation is tied directly to the attainment of financial performance targets approved by the Board of Directors. In 2003, the supplemental compensation plan provided for the payment of a cash bonus based on (1) Return on Average Equity ("ROE") and (2) increase in Earnings Per Share ("EPS"). Each executive officer is assigned a bonus target, calculated as a percentage of each executive officer's base salary. Depending on the levels of ROE and EPS achieved, the cash bonus is paid as a percentage of the bonus target, ranging from zero to a maximum of 100%. The recommendations of the Compensation Committee are then presented for approval to the Board of Directors of the Bank, which must approve the compensation packages for all executive officers and the making of supplemental payments pursuant to the guidelines of the Company and the Bank for such payments.

The compensation of Thomas F. Goldrick, Jr., Chairman and Chief Executive Officer of the Company and the Bank, is reviewed annually by the Compensation Committee. Mr. Goldrick, in his capacity as Chairman of the Board of Directors and Chief Executive Officer, is eligible to participate in the same executive compensation program available to other executive officers. Additionally, the Committee reviews the growth of the Company and the Bank, the resultant increase in market share, and various other competitive factors bearing upon its determination of appropriate compensation levels for the Chief Executive Officer, as well as the other executive officers.

The foregoing report has been furnished by J. Robert Blumenthal, Arthur Dulik, Jr., Joseph F. Munson, John F. Picciano, Suzanne H. Rueck and Jeffrey S. Wilks.

                                PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the Company's cumulative total Stockholder return on Company Stock with the cumulative total return of the AMEX Market Index and the cumulative total returns of fifteen (15) Northeast AMEX Banks.


                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                           AMONG STATE BANCORP, INC.,
                    AMEX MARKET INDEX AND PEER GROUP INDEX*

                                  (LINE GRAPH)


                      ASSUMES $100 INVESTED ON JAN. 1, 1999
                           ASSUMES DIVIDENDS REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2003

                   * SOURCE: MEDIA GENERAL FINANCIAL SERVICES



                      COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, PEER GROUP AND AMEX MARKET INDEX

                               FISCAL YEAR ENDING


                    1998      1999      2000      2001      2002      2003
STATE BANCORP, INC.  100     93.58     94.09    121.78    155.75    215.90
AMEX MARKET INDEX    100    124.67    123.14    117.47    112.78    153.50
PEER GROUP           100     86.77     80.74    107.94    137.07    184.88

                      PRINCIPAL STOCKHOLDERS OF THE COMPANY

To the knowledge of Management, as of the record date, March 19, 2004, the only persons owning beneficially or of record more than 5% of the outstanding shares of the Company Stock included the following:


Name and Address            Nature of               Number of        Percentage
    of Owner                Ownership               Shares           of Class
----------------            ---------               ---------        ----------
State Bancorp, Inc.         Beneficial              900,237          10.49%
  Employee Stock
  Ownership Plan
699 Hillside Avenue
New Hyde Park, NY

Jerry and Emily Spiegel     Beneficial              430,367           5.01%
c/o Spiegel Associates
375 North Broadway
Jericho, NY



            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company is required to identify any director, officer, or person who owns more than 10% of a class of equity securities who failed to timely file with the Securities and Exchange Commission ("SEC") a required report relating to ownership and changes in ownership of the Company's equity securities. Based on information provided to the Company by such persons, all officers and directors of the Company and all 10% Stockholders made all required filings during the fiscal year ended December 31, 2003. In making these statements, the Company has relied upon examination of the copies of Forms 3, 4 and 5 provided to the Company and the written representations of its directors and officers.


                              CERTAIN TRANSACTIONS

Some of the directors and officers of the Company or the Bank and some of the corporations and firms with which these individuals are associated also are customers of the Bank in the ordinary course of business, or are indebted to the Bank in respect of loans of $60,000 or more, and it is anticipated that some of these individuals, corporations and firms will continue to be customers of, and indebted to, the Bank on a similar basis in the future. All loans extended to such individuals, corporations and firms were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Bank transactions with unaffiliated persons.

                             ELECTION OF DIRECTORS

At the Meeting, three (3) directors of the Company are to be elected to three-year terms, and one (1) director of the Company is to be elected to a two-year term, each to serve until his or her successor is elected and has qualified. The Board of Directors of the Company has nominated the following persons to three (3) year terms: Arthur Dulik, Jr., Joseph F. Munson and Daniel
T. Rowe, and has nominated J. Robert Blumenthal to a two (2) year term. All of the nominees are members of the present Board of Directors of the Company, with terms expiring at the Meeting.

Proxies returned by Stockholders and not revoked will be voted for the election of the above nominees as directors unless Stockholders instruct otherwise on the proxy. If any nominee shall become unavailable for election, which is not anticipated, the shares represented by proxies which would otherwise have been voted for such nominee, in accordance with this Proxy Statement, will be voted for such substitute nominee as may be designated by the Board of Directors of the Company.

The following table contains the names and ages of the current directors of the Company whose terms will continue beyond the Meeting and those directors of the Company whose terms expire at the Meeting who have been nominated for re-election, with those directors who presently are nominated for re-election at the Meeting listed first. Opposite the name of each director is the year such person's term of office expires, the year each first became a director of the Company or the Bank, the principal occupation(s) of each during the past five years and other directorships of public companies held by each.


                               Length of
                               Service as       Principal Occupation
                               Director and     During Past 5 Years
Name                           Expiration       and Directorships of
and Age                        of Term          Public Companies(a)
-------                        ------------     --------------------

Nominees
--------

J. Robert Blumenthal (70)      Since 1988       Retired, formerly President,
                               Expires 2004     Harwyn Enterprises Inc.,
                                                Retail shoe stores

Arthur Dulik, Jr. (57)         Since 1996       Chief Financial Officer,
                               Expires 2004     Altana Inc., Pharmaceuticals

Joseph F. Munson (55)          Since 1989       Managing Member,
                               Expires 2004     High Point Partners LLC,
                                                Real estate, formerly Chairman,
                                                TRM International, Inc.,
                                                Insurance underwriting
                                                management

Daniel T. Rowe (54)            Since 1992       President, State Bancorp, Inc.
                               Expires 2004     and Vice Chairman,
                                                State Bank of Long Island

Directors Continuing in Office
------------------------------

Thomas E. Christman (63)       Since 2001       Adjunct Professor of Finance,
                               Expires 2006     St. John's University, formerly
                                                Consultant to Quick &
                                                Reilly/Fleet Securities Inc.,
                                                Financial services

Thomas F. Goldrick, Jr. (63)   Since 1980       Chairman and Chief Executive
                               Expires 2005     Officer, State Bancorp, Inc. and
                                                State Bank of Long Island

Richard W. Merzbacher (55)     Since 1989       Vice Chairman,
                               Expires 2006     State Bancorp, Inc. and
                                                President, State Bank
                                                of Long Island

John F. Picciano (60)          Since 1989       Senior Partner, Picciano &
                               Expires 2005     Scahill P.C., Attorneys


Suzanne H. Rueck (41)          Since 1992       Director, New Hyde Park Inn,
                               Expires 2005     Restaurant and Catering

Jeffrey S. Wilks (44)          Since 2001       Vice President and
                               Expires 2005     Director of New Business
                                                Development, Spiegel Associates,
                                                Real estate owners and
                                                developers

(a) Unless otherwise indicated, the business experience of each director during the past five years was that typical to a person engaged in the principal occupation listed for each.


The above-listed persons are also presently serving as directors of the Bank, with the term of each to expire in the same year in which his or her term as director of the Company is to expire. It is anticipated that each director of the Company elected at the Meeting will shortly thereafter be elected to a conforming term as director of the Bank.

The Board of Directors of the Company held eleven (11) meetings during 2003.

The Board of Directors of the Bank held twelve (12) meetings during 2003.

During the year ended December 31, 2003, each director of the Company and the Bank attended at least 75% of the total of the number of Board meetings held (while he or she was a director) and the number of meetings held by all committees of the Board on which he or she served (while he or she served).

                              CORPORATE GOVERNANCE

The Board of Directors of the Company has adopted Corporate Governance Guidelines that contain a number of corporate governance initiatives designed to comply with the newly adopted AMEX corporate governance listing standards, the Sarbanes-Oxley Act of 2002 ("SOA") and the rules and regulations of the SEC. The Company has also adopted charters for the Compensation Committee, Nominating Committee, Governance Committee and Audit Committee in order to implement the new rules and standards. The committee charters, Corporate Governance Guidelines and the Company's Code of Ethics are available for review at the Company's website, www.statebankofli.com. Several significant corporate governance initiatives adopted by the Board are discussed below.

Director Independence
---------------------

The Board is comprised of a majority of independent directors in accordance with the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder and the applicable rules of the AMEX. The Board has adopted a set of independence standards to aid it in determining director independence, in accordance with the AMEX corporate governance listing standards. Pursuant to these independence standards, a director must not have a material relationship with the Company or its management, other than as a director, which would interfere with the exercise of independent judgment. The independence standards, which specify the specific criteria by which the independence of directors will be determined, are available at the Company's website at www.statebankofli.com. Based on these standards, the Board has determined that each member of the Board, other than Directors Goldrick, Merzbacher and Rowe, is independent for purposes of serving as a director of the Company. Directors Goldrick, Merzbacher and Rowe are not independent members of the Board due to the fact that they are executive officers of the Company.

Audit Committee Independence, Financial Literacy and Audit Committee Financial Expert
------

The Audit Committee is comprised of four directors, each of whom is independent and free from any relationship that would interfere with the exercise of his or her independent judgment. Each member of the Audit Committee also satisfies the independence, experience and financial literacy requirements of the AMEX and SEC Rule 10A-3 and Section 10A of the Securities Exchange Act of 1934, as amended by SOA. The Board makes a determination each year that the members of the Audit Committee are independent.

The Audit Committee Chair is financially sophisticated and all members of the Audit Committee are financially literate at the time of appointment. At least one member of the Audit Committee shall be an audit committee financial expert, within the definition of applicable rules. The Board has determined that each member of the Audit Committee satisfies those additional independence, experience and financial literacy requirements, and that Arthur Dulik, Jr. qualifies as an "audit committee financial expert" as such term is defined by the SEC.

Audit Committee
---------------

The Audit Committee assists the Board in fulfilling its responsibility to Stockholders relating to the quality and integrity of the Company's financial reports and accounting and reporting practices. Its duties include reviewing the qualifications, independence and performance of the Company's independent public accountants; reviewing the scope, magnitude and budgets of all examinations of the Company's financial statements by the auditors; reviewing general policies and procedures with respect to accounting and financial matters and internal controls; reviewing and approving the costs and types of audit and non-audit services performed by independent public accountants; meeting with independent public accountants not less than once a year without Company representatives to discuss internal controls and accuracy and completeness of the financial statements; receiving analyses and comments regarding accounting pronouncements; reviewing the results of audits with the independent public accountants and management with a focus on difficulties encountered, material errors or irregularities, weaknesses in internal accounting controls and similar issues, and notifying the Board of major problems or deficiencies discovered with respect to its duties.

A copy of the Company's charter for the Committee is annexed to this Proxy Statement as an appendix.

During 2003 the Audit Committee held four (4) meetings and its members are Arthur Dulik, Jr., Thomas E. Christman, John F. Picciano and Suzanne H. Rueck.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
--------------------

The Audit Committee explicitly pre-approves all audit and permissible non-audit services provided by the independent auditors on a case-by-case basis. The Audit Committee does not pre-approve any audit or other services provided by the independent auditors through the use of any policy or procedure, but requires that each particular service be specifically pre-approved.

Audit Committee Report
----------------------

The following report of the Audit Committee is made pursuant to the rules of the SEC. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

During 2003, the Audit Committee reviewed the qualifications, independence and performance of the Company's independent public accountants, reviewed the scope, magnitude and budgets of all examinations of the Company's financial statements by the auditors and reviewed and approved the costs and types of audit and non-audit services performed by independent public accountants.

Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board No. 1, (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence and considered whether the provision of non-audit services is compatible with maintaining the independent accountant's independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2003 be included in the Company's Annual Report on Form 10-K for the last fiscal year, for filing with the SEC.

The foregoing report has been furnished by Thomas E. Christman, Arthur Dulik, Jr., John F. Picciano and Suzanne H. Rueck.

Nominating Committee
--------------------

On April 29, 2003, the Company established a Nominating Committee to make recommendations on nominations for the Board of Directors. Each of the members of the Committee meets the definition of "independent" set forth in the AMEX's corporate governance listing standards. The Committee is composed of J. Robert Blumenthal, Arthur Dulik, Jr., Joseph F. Munson, John F. Picciano, Suzanne H. Rueck and Jeffrey S. Wilks and is chaired by Jeffrey S. Wilks. The Committee met one (1) time in 2003, and one (1) time in 2004, at which meeting it made recommendations for nominees to the Board of Directors.

The Nominating Committee believes that nominees for director should satisfy the following minimum qualifications:

(1) Be at least 21 years of age, but no more than 71 years of age, as of the date of the annual meeting at which such candidate is proposed to be elected to the Board;

(2) Possess sufficient business experience to enable them to perform the duties and undertake the responsibilities required of a member of the Board;

(3) Demonstrate willingness to apply sound and independent business judgment;

(4) Possess the ability to read and understand basic financial statements;

(5) Demonstrate high moral character and integrity;

(6) Possess an ability to work effectively with others;

(7) Have sufficient time to devote to the affairs of the Company; and

(8) Be free from conflicts of interest that would prevent the fulfillment of the director's duties to the Company.

Qualified candidates for membership on the Board will be considered without regard to race, sex, religion, ancestry, national origin or disability. The Nominating Committee will review the qualifications and backgrounds of the candidates, as well as the overall composition of the Board. The Committee will evaluate whether a candidate is independent within the meaning of the Company's independence guidelines.

The Nominating Committee's process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance and any transactions of such directors with the Company during their term. Recommendations for nomination may be made by members of the Committee or by Stockholders, other directors, senior management or, if the Committee so elects, by a paid search firm. After considering the candidates, the most highly qualified candidates will be interviewed by the Committee and senior management. The full Committee will then meet to discuss and approve the final slate of candidates to be recommended to the Board for nomination.

The Committee will consider a candidate recommended by Stockholders if such candidate has consented in writing to his or her nomination, the recommendation is submitted in writing to the Committee within the time permitted by the By-laws for a Stockholder nomination, the information required by the By-laws for a Stockholder nomination accompanies the recommendation and the minimum stock ownership criteria set forth in the By-laws for a Stockholder nomination are met. Stockholders may also nominate candidates directly at the annual meeting, provided that they comply with the information, time and share ownership requirements set forth in the Company's By-laws. For a copy of the applicable By-law provisions, please submit a request in writing to the Secretary of the Company, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040. The Committee will evaluate recommendations from Stockholders meeting these requirements in the same manner as all other candidates for nomination. The Nominating Committee Nominating Procedure is posted on the Company's website at www.statebankofli.com.

Communication with the Board of Directors
-----------------------------------------

The Board does not currently provide a process for Stockholders to send communications to the Board or any of the directors. The Company believes that senior management, as opposed to individual directors, provides the public voice of the Company, and that Stockholders can effectively communicate with the Company by contacting the management of the Company through either regular mail, e-mail or in person. Stockholders also have meaningful access to the Board through the Stockholder proposal process, which is described in detail below.

Board Attendance Policy
-----------------------

The Company encourages, but does not require, all of its directors to attend annual Stockholders' meetings of the Company. Last year all of the directors were in attendance at the annual meeting of the Company's Stockholders.

                             DIRECTOR COMPENSATION

Each director of the Bank who is not an employee thereof currently receives an annual retainer of $9,000 and $500 for each Board committee meeting attended. Each director of the Bank currently receives $700 for each meeting of the Board of Directors attended.

Each director of the Bank who is not an employee thereof and who serves as Chairman of a committee receives an additional stipend of $2,000. No additional remuneration is received by any director for special assignments or services.

Directors of the Bank may elect to defer the receipt of all or any portion of their director's compensation. Amounts deferred are allocated to a deferred compensation account. Each participating director's account accrues interest at the Bank's Prime Rate. All accounts will be unfunded and general obligations of the Bank. Distributions from a deferred compensation account commence after termination of service on the Board of Directors, death or disability, or at a date previously designated by the participating director. Distributions to each participating director from his or her deferred compensation account are to be made over periods ranging from three to five years.

The Bank had in effect a Directors Incentive Retirement Plan for directors of the Bank (other than the President) who elected to retire after having completed certain minimum service requirements. Under the Plan, an eligible director who elected to retire was entitled to receive, for a period of five years after such retirement, a yearly amount equal to the highest annual amount received by such director from the Company or the Bank for his services to the Company or the Bank during the five years immediately preceding such retirement. No further payments are due under the Plan.

In 1992, four (4) directors then in office who were covered by the Plan surrendered their rights under the Plan in exchange for the Bank's agreement to pay to them, or to their beneficiary upon death, a monthly stipend for life or until March 1, 2007, whichever later occurred. In 1993, effective as of 1992, such persons agreed that the payments to them would cease in all events on March 1, 2007. Amounts paid or accrued under such agreements during the fiscal year ended December 31, 2003 amounted to $61,750.

Under a Director Stock Plan established in 1998, as amended, non-employee directors currently receive an annual award of share credits for shares of Company Stock for their service during the preceding year. This plan is designed not only to provide a deferred benefit for nonemployee directors, but also to increase the directors' beneficial ownership in the Company and more closely tie their interest in the long-term growth and profitability of the Company with that of the Stockholders. Pursuant to the Plan, on January 1, 1999 and 2000, each non-employee director received an award of share credits for 100 shares of Company Stock. On January 1, 2001, 2002 and 2003, each non-employee director received an award of 200 share credits. On January 1, 2004, each non-employee director received an award of share credits calculated as follows: (i) for January 1, 2003 through June 30, 2003, an award of 100 share credits, and (ii) for July 1, 2003 through December 31, 2003, an award of share credits equal in amount to $7,000 divided by the market value of one share of Company Stock as of December 31, 2003, resulting in a total of 388 share credits that were awarded to each director of the Company on January 1, 2004. Effective as of January 1 of each calendar year starting January 1, 2005, each non-employee director will be granted an award of share credits in respect of the preceding year in an amount equal to $14,000 divided by the market value of one share of Company Stock as of the last reported sale price during the last calendar year. All awards are pro-rated where a direc-tor did not serve for all of the preceding year. After termination of service as a director, all awards are paid in shares of Company Stock to the director, or, in the case of death, to his or her designated beneficiary or estate. This award is credited annually with dividend equivalents.

As of February 27, 2004, the number of units of Company Stock equivalents held by directors under the Plan are as follows: Mr. Blumenthal 1,385 units, Mr. Christman 837 units, Mr. Dulik 1,385 units, Mr. Munson 1,385 units, Mr. Picciano 1,385 units, Ms. Rueck 1,385 units, Mr. Wilks 837 units and all directors as a group 8,599 units.


                        Security Ownership of Management

The following table sets forth the beneficial ownership of Company Stock as of February 27, 2004 by each director (including all of the Company's executive officers) and by all current directors and executive officers as a group:


                                    Number           Percent
       Name                         of Shares        of Total
       ----                         ---------        --------

 J. Robert Blumenthal                58,697             *

 Thomas E. Christman                  5,512             *

 Arthur Dulik, Jr.                   11,859             *

 Thomas F. Goldrick, Jr. (1)(7)     190,995            2.22%

 Richard W. Merzbacher (2)(7)       155,559            1.81%

 Joseph F. Munson                     5,362             *

 John F. Picciano                    16,350             *

 Daniel T. Rowe (3)(7)              186,111            2.17%

 Suzanne H. Rueck                    51,383             *

 Jeffrey S. Wilks (8)                41,038             *

 Frederick C. Braun, III (4)(7)      55,884             *

 Brian K. Finneran (5)(7)            64,369             *

 All directors and executive
 officers as a group
 (12 persons) (6)(7)                843,119            9.81%

 * Less than 1%.

(1) Includes 25,430 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 15, 2004.

(2) Includes 24,596 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 15, 2004.

(3) Includes 18,914 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 15, 2004.

(4) Includes 23,761 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 15, 2004.

(5) Includes 23,761 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 15, 2004.

(6) Includes 116,462 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 15, 2004.

(7) Includes allocated shares held by the ESOP for the benefit of the person named.

(8) Mr. Wilks disclaims beneficial ownership of the shares listed, which are owned by his wife, Lise Spiegel Wilks.


                              INDEPENDENT AUDITORS

The independent public accounting firm of Deloitte and Touche LLP has acted as the Company's independent auditors for 2003 and it is anticipated that the same firm will be selected to perform the same duties for the current year. Representatives of the firm will be available to respond to appropriate questions at the Annual Meeting of Stockholders.

The following table sets forth the aggregate fees billed by Deloitte and Touche LLP for audit services rendered in connection with the financial statements and reports for fiscal year 2003 and 2002 and for other services rendered during fiscal year 2003 and 2002 on behalf of the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to the Company:


Fee Category:               2003       % of Total         2002      % of Total
-------------               ----       ----------         ----      ----------
Audit Fees              $197,450              63%     $176,550             77%
Audit-Related Fees         5,950               2         4,000              2
Tax Fees                  55,235              18        44,062             19
All Other Fees            51,902              17         3,600              2
                        --------            -----     --------           -----
Total Fees              $310,537             100%     $228,212            100%
                        ========            =====     ========           =====

Audit Fees
----------

Consists of fees billed for professional services rendered for the audit of the Company's financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Deloitte and Touche LLP in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.

Audit-Related Fees
------------------

Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees." These services include employee benefit plan audits, accounting consultations in connection with acquisitions and divestitures, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees
--------

Consists of fees billed for professional services related to federal and state tax compliance, assistance with tax audits and appeals, assistance related to the impact of mergers, acquisitions and divestitures on tax return preparation and miscellaneous tax consulting and planning and for individual income tax preparation.

All Other Fees
--------------

Consists of fees for all other services other than those reported above.

In making its recommendation to ratify the appointment of Deloitte and Touche LLP as the Company's independent auditors for the 2004 fiscal year, the Audit Committee has considered whether services other than audit and audit-related provided by Deloitte and Touche LLP are compatible with maintaining the independence of Deloitte and Touche LLP.


                                 OTHER MATTERS

As of the date of the Proxy Statement, Management and the Board of Directors know of no other matters to be brought before the Meeting. However, if further business is properly presented, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

The proxies, in their discretion, will vote all shares represented by the proxy as to any matter which may properly come before the meeting as to which the Company did not have notice by January 30, 2004, the date provided for in the advance notice provisions of the Company's By-Laws.

                             STOCKHOLDER PROPOSALS

If a Stockholder wishes to have a particular proposal considered by the Board for inclusion in the Company's proxy statement for an annual meeting, the Stockholder must satisfy the requirements established by the SEC in its proxy rules. The particular proxy rule, Rule 14a-8, requires that Stockholders submit their proposals in writing to the Company at least 120 days before the anniversary date of the proxy statement mailing date for the prior year's annual meeting. Thus, Stockholders who wish to submit proposals for inclusion in the Company's proxy statement for next year's annual meeting (in 2005) must deliver such proposals to the Corporate Secretary on or before January 30, 2005. The notice must clearly identify the proposal, contain a brief supporting statement and all required information about the proposing stockholder, and otherwise meet the SEC's rule. Proposals should be addressed to the Secretary of the Company, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040.

In order for a Stockholder nomination or proposal to be raised from the floor during the 2005 annual meeting of Stockholders, the Company By-laws require that written notice thereof must be received by the Company not less than 90 days nor more than 120 days before the anniversary date of the prior year's annual meeting (there are special rules if the current year's meeting date is changed by more than 30 days from the prior year's meeting date). For the 2005 Annual Meeting of Stockholders, the written notice must be given not later than January 30, 2005 (unless otherwise set by the Board pursuant to the By-laws). The Stockholder's written notice must contain (i) all information relating to any nominees proposed by the Stockholder that is required to be disclosed in solicitations of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934 and Rule 14a-11 thereunder, (ii) a brief description of any proposals sought to be presented for a vote at the Meeting, (iii) the Stockholder's name and record address and (iv) the class and number of shares of Company Stock that is beneficially owned. Stockholder nominations and proposals may be raised from the floor during annual Stockholders' meetings by Stockholders of record as of the time of giving of written notice. In addition, Stockholders proposing nominees for election to the Board of Directors must be entitled to cast votes with respect to at least 5% of the outstanding Company Stock. Such proposals should be submitted in writing to the Secretary of the Company, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040, who will submit them to the Board for its consideration.

For a copy of the applicable provisions of the Company's By-laws, please submit a written request to the Secretary of the Company, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040.


Date:  March 24, 2004


By order of the Board of Directors




Brian K. Finneran, Secretary

APPENDIX A

STATE BANCORP, INC.
STATE BANK OF LONG ISLAND
AUDIT COMMITTEE CHARTER
-----------------------

A. NAME

There shall be a committee of the Board of Directors (the "Board") which shall be called the Audit Committee.

B. AUDIT COMMITTEE PURPOSE

The  Audit  Committee  shall  be  directly   responsible  for  the  appointment,
compensation and oversight over the work of the Company's public accountants.

The Audit Committee shall monitor (1) the accounting and financial reporting processes of the Company and the audits of its financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the public accountants' qualifications and independence, (4) the qualifications and independence of the Company's outsourced internal audit function ("Internal Audit"), and (5) the performance of the Company's Internal Audit function and public accountants.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement

C. AUDIT COMMITTEE COMPOSITION AND MEETINGS

The Audit Committee shall be comprised of three or more members, each of whom shall be an independent director, free from any relationship that would interfere with the exercise of his or her independent judgment. Each member of the Audit Committee shall satisfy the independence, experience and financial literacy requirements of the American Stock Exchange and SEC Rule 10A-3 and
Section 10A of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002. The Board shall make a determination each year that the members of the Audit Committee are independent.

The Audit Committee Chair shall be financially sophisticated and all members of the Audit Committee shall be financially literate at the time of appointment. At least one member of the Audit Committee shall be an audit committee financial expert, within the definition of applicable rules.

The Board shall appoint the members of the Audit Committee annually. The members of the Audit Committee shall serve until their successors are appointed and qualify. The Board shall designate the Chairman of the Audit Committee. Except as expressly provided in this Charter or the by-laws of the Company or the Corporate Governance Guidelines of the Company, or as otherwise provided by law or the rules of the American Stock Exchange, the Audit Committee shall fix its own rules of procedure.

The Committee shall meet at least quarterly prior to the release of SEC regulatory filings on Form 10Q and Form 10K. The Committee may convene more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary, but no such persons shall participate in the decision making functions of the Committee. The Committee Chairman should approve the content of the agenda for each meeting. The Committee shall meet privately in executive session at least annually, and at other times when considered appropriate, with management, Internal Audit and the public accountants to discuss any matters that the Committee believes should be discussed.

D. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

The Audit  Committee  shall have the sole authority to select,  evaluate and, if necessary, replace the public accountants (subject, if applicable, to shareholder ratification) and shall approve all audit engagement fees and terms and all non-audit engagements with the public accountants. The Audit Committee shall consult with management but shall not delegate these responsibilities. In its capacity as a committee of the Board, the Audit Committee shall be directly responsible for the oversight of the work of the public accounting firm (including resolution of disagreements between management and the public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the public accounting firm shall report directly to the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

In performing its functions, the Audit Committee shall undertake those tasks and responsibilities that, in its judgment, would most effectively contribute and implement the purposes of the Audit Committee. The following functions are some of the common recurring activities of the Audit Committee in carrying out its oversight responsibility:

Review with management, Internal Audit and the public accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the public accountants their letter as to the adequacy of internal controls.

Review and discuss any management letter provided by the public accountants and the Company's response to that letter.

Review and discuss with management and the public accountants or Internal Audit any problems, difficulties or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the auditors activities or in access to requested information and management's response thereto.

Consider the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

Review earnings press releases (paying particular attention to any use of "proforma," or "adjusted" non-GAAP information), as well as financial information and earnings guidance (generally or on a case-by-case basis) provided to analysts and rating agencies.

Review  and  discuss  with  management   regulatory  safety  and  soundness  and
compliance examination reports and monitor corrective action.

Discuss significant financial risk exposures, and assess the steps management has taken to monitor, control and report such risks and review the related findings and recommendations of the public accountants and Internal Audit, together with management's responses.

Review with  management  and the public  accountants  the  reasoning for and the
appropriateness  of  the  accounting   principles,   underlying   estimates  and
disclosure practices adopted by management.

Review with financial management and the public accountants the Company's quarterly and annual financial statements, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A").

Discuss with management and the public accountants any significant changes to the Company's accounting principles and any items required to be communicated by the public accountants in accordance with SAS 61, as amended by SAS 90.

Consider, in consultation with the public accountants and Internal Audit, the audit scope and plan of the public accountants and the internal auditors to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

Obtain and review a report from the public accountants at least annually regarding (a) the registered public accountants' internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the public accountants and the Company. Evaluate the qualifications, performance and independence of the public accountants, including a review and evaluation of the lead partner of the registered public accountant and taking into account the opinions of management and the Company's internal auditors.

Discuss with the public accountants any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement.

Discuss with management and the public accountants any accounting adjustments that were noted or proposed by the registered public accountants but were passed (as immaterial or otherwise).

Discuss with the public accountants the internal audit function and its audit plan, responsibilities, budget and staffing.

Ensure the receipt from the public accountants of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the public accountants.

Review and provide oversight of related party transactions.

E. LIMITATIONS OF AUDIT COMMITTEE'S ROLES

While the Audit Committee has the responsibilities and powers set forth in its Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the registered public accountants.

F. INTERNAL AUDIT FUNCTION

The Audit Committee shall monitor the Internal Audit function. In that connection, it shall:

Review and approve the appointment, performance and replacement of the outsourced Internal Audit firm. Internal Audit shall be responsible to senior management, but have a direct reporting responsibility to the Board through the Committee.

Review and approve the budget, plan, activities, and organizational structure and review the independence and qualifications of Internal Audit, as needed.

Review with management and Internal Audit:

(a) Significant internal audit findings during the year and management's responses to them and receive followup reports on action taken;

(b)  Exceptions  noted  in the  reports  to  the  Committee  by the  independent
accountants  or  regulators,   and  the  progress  made  in  responding  to  the
exceptions;

(c) Progress reports and any changes required in the planned scope of the Internal Audit Plan; and

(d) The Internal Audit Function Policy, budget and staffing.

G. OTHER RESPONSIBILITIES

In connection with monitoring the Company's compliance with legal and regulatory compliance, the Audit Committee shall:

1. Legal Compliance. Discuss with the Company's general counsel legal or regulatory matters that may have a material impact on the Company's financial statements or its compliance and reporting policies.

2. Code of Ethics. Ensure that the Company has a code of ethics that at least applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and obtain reports from management, the Company's senior internal auditing executive and the public accountants as to whether the Company and its subsidiaries and affiliated entities are in conformity with applicable legal requirements and the Company's Code of Ethics.

3. Complaints. The Audit Committee shall establish procedures for:

(i) The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

(ii) The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4. Authority to engage advisers. The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

5. Funding. The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of:

(i) Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the listed issuer;

(ii) Compensation to any advisers employed by the Audit Committee under paragraph (3) of this section; and

(iii) Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

6. Sarbanes-Oxley Act of 2002. The Audit Committee shall:

Ensure that the lead audit partner of the public accountants and the audit partner responsible for reviewing the audit are rotated at least every five years as required by the Sarbanes-Oxley Act of 2002, and further consider rotation of the public accountant firm itself.

Recommend to the Board policies for the Company's hiring of employees or former employees of the public accountants who were engaged on the Company's account (recognizing that the Sarbanes-Oxley Act of 2002 does not permit the CEO, controller, CFO or chief accounting officer to have participated in the Company's audit as an employee of the public accountants during the preceding one-year period).

Review disclosures made by the Company's principal executive officer or officers and principal financial officer or officers regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company's disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.